SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
September 29, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047 (Commission File Number)	04-2870273 (I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS. Attached as Exhibit 99.1 hereto is a copy of an investor presentation presented on Wednesday, September 29, 2004 by Independent Bank Corp. at the RBC Capital Markets Financial Institutions Conference, which is incorporated herein by reference. A webcast of this conference can be accessed via Independent Bank Corp.’s website (www.rocklandtrust.com) by clicking on the Shareholder tab, and will be available for 30 days following the conference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: September 29, 2004	BY: /s/ Denis K. Sheahan
DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND TREASURER